                                                                   EXHIBIT 10.30

                          RETENTION INCENTIVE AGREEMENT

         This Retention Incentive Agreement ("Agreement") is entered into by and between _____________ ("Employee" or "You") and GAINSCO Service Corp. ("GAINSCO" or the "Company"). Employee and GAINSCO are sometimes referred to collectively as the "Parties." The purpose of the Agreement is to provide Employee with incentive to continue employment with GAINSCO through June 30, 2003 (the "Retention Date") and to obtain a release of claims thereafter.

1. This Agreement shall become effective and enforceable on the day that it is executed (the "Retention Incentive Agreement Effective Date") by each of the Parties. The Parties understand and agree that this Agreement does not supercede any severance agreement or employment agreement Employee may have with GAINSCO, including the Change in Control Agreement between Employee and GAINSCO dated _________ (the "CIC Agreement").

2. If employee is eligible, GAINSCO will pay Employee, in one lump sum payment, subject to the usual deductions for federal payroll taxes and benefits, a total payment equal to one year's base salary at Employee's compensation rate as of (1) the Retention Incentive Agreement Effective Date of this Agreement or (2) the date that Employee's employment with the Company ends, whichever is greater, less any money GAINSCO owes Employee under (1) the CIC Agreement and (2) any other severance agreement between GAINSCO and Employee. This payment is referred to hereafter as the "Retention Incentive and Release Agreement Payment." Employee shall be eligible to receive the Retention Incentive and Release Agreement Payment provided that:

         a. Prior to the Retention Date, Employee does not terminate his employment with GAINSCO without "Good Reason" as described in paragraph 3; AND

         b. Prior to the Retention Date, Employee has not been terminated for "Cause" as described in paragraph 4; AND

         c. Employee executes the Separation and Release Agreement attached hereto as Attachment 1 after the end of his employment with GAINSCO.

         If Employee is eligible, GAINSCO shall mail the Retention Incentive and Release Agreement Payment to Employee within fifteen business days of the Effective Date of the Separation and Release Agreement attached hereto as Attachment 1.

3. For purposes of this Agreement, Employee has "Good Reason" to terminate his employment with GAINSCO upon thirty (30) days' written notice if:

         a. Employee has been relocated to an office that is more than 50 miles away from Employee's current working locale and Employee terminates his employment within 90 days of such relocation.

         b. Employee is stripped of his job title without Employee's permission.


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         c.       Employee's base salary is reduced without Employee's
                  permission.

         The Parties understand and agree that this Agreement defines "Good Reason" differently than does the CIC Agreement.

4.       For purposes of this Agreement, GAINSCO has "Cause" to terminate
         Employee if:

         a. Employee fails to perform duties in the scope of his employment that a person of ordinary prudence would have performed under the same or similar circumstances; or

         b. Employee breaches the confidentiality provisions articulated in paragraph 5 of this Agreement; or

         c. Employee commits a crime constituting a felony or a crime of moral turpitude; or

         d. Employee commits an act of dishonesty, fraud, willful misconduct, unlawful discrimination or theft; or

         e. Employee uses for his own benefit any confidential or proprietary information of GAINSCO, or willfully or negligently divulges any such information to third parties without the prior written consent of GAINSCO.

         The Parties understand and agree that this Agreement defines "Cause" differently than does the CIC Agreement.

5. Employee agrees to hold confidential and not to disclose to anyone any confidential information gained in the course of Employee's employment with GAINSCO including, but not limited to, information concerning the financial affairs, business plans, proprietary statistics, pricing, and customer information of GAINSCO or any of its affiliates. Employee agrees to abide by and keep in force any confidentiality provisions of any agreement between Employee and GAINSCO. Employee further agrees to hold confidential, and not to disclose to anyone, the contents of this Agreement, including its terms and any monetary consideration paid herein, except as required by lawful subpoena or for purposes of enforcing this Agreement or for tax advice.

6. Employee agrees that presently, his annualized base salary is $ ____________________ (_________________________ THOUSAND DOLLARS AND
         _______ CENTS).

7. For a period commencing upon Retention Incentive Agreement Effective Date of this Agreement and ending one year after the termination of Employees employment with GAINSCO, Employee agrees that he will not solicit any person who is an employee or independent contractor of GAINSCO or its successors to terminate any relationship such person may have with GAINSCO or its successors. Employee hereby represents and warrants that he has not entered into any agreement, understanding or arrangement with any


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

         employee or independent contractor of GAINSCO or its successors pertaining either to any business in which Employee has participated or plans to participate.

8. If deemed necessary by GAINSCO, Employee agrees to render to GAINSCO his full and complete cooperation in any investigation, proceeding, litigation or other legal proceeding. GAINSCO agrees that it will provide reasonable compensation to compensate Employee for his time and expense associated with such cooperation. EMPLOYEE AND GAINSCO AGREE THAT ANY WRITTEN OR ORAL STATEMENT OR TESTIMONY GIVEN BY EMPLOYEE SHALL BE TRUTHFUL.

9. Employee understands and agrees that if any provision of this Agreement is held to be unenforceable, such provision shall be severed from the other remaining provisions of this Agreement and it shall not affect the validity or unenforceability of the remaining provisions.

10. The laws of the State of Texas shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto. The Parties agree that venue for all disputes SHALL be in Tarrant County, Texas. The Parties further agree and acknowledge that they are subject to personal jurisdiction in Tarrant County, Texas.

11. All communications required or allowed under this Agreement to GAINSCO shall be in writing and shall be to:

                                         PRESIDENT
                                         GAINSCO SERVICE CORP.
                                         500 COMMERCE STREET
                                         FORT WORTH, TEXAS 76102

         All communications required or allowed under this Agreement to Employee shall be in writing and shall be to Employee's last address on file with the Company. Employee understands and agrees that if his address changes, he shall be responsible for informing GAINSCO of his new address in writing within one week of the change of address. If Employee fails to comply with this provision, he shall be deemed to have received any communication sent to him by GAINSCO or its representatives at Employee's last address on file with GAINSCO.

12. No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by all Parties to this Agreement. No waiver or default of any term of this Agreement shall be deemed a waiver of any subsequent breach or default of the same or similar nature. This Agreement may not be changed except by writing signed by the Parties.

13. The parties agree that this Agreement may be executed in multiple originals.


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

         EXECUTED on the _____________ day of _________, 2002.



                                             -----------------------------------
                                             (Name of Employee)

                                             GAINSCO Service Corp.

                                             By:
                                                 -------------------------------
                                             Its:
                                                  ------------------------------


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

                          RETENTION INCENTIVE AGREEMENT

         This Retention Incentive Agreement ("Agreement") is entered into by and between _____________ ("Employee" or "You") and GAINSCO Service Corp. ("GAINSCO"). Employee and GAINSCO are sometimes referred to collectively as the "Parties". The purpose of the Agreement is to provide Employee with incentive to continue employment with GAINSCO or its affiliates until April 15, 2005.

1. The Parties agree that this Agreement supercedes and replaces any and all prior agreements, whether verbal or in writing, between the Parties (with the exception of the confidentiality provisions of any prior agreement between the Parties), including the Retention Incentive Agreement between the Parties dated ____________, and attached hereto as Attachment 1. The Parties further understand and agree that this Agreement does not change the "at-will" nature of Employee's employment with GAINSCO and that either Employee or GAINSCO may terminate the employment relationship at anytime for any reason not prohibited by law.

2. This Agreement shall become effective and enforceable on the day that it is executed (the "Effective Date") by each of the parties.

3. GAINSCO will pay Employee, in one lump sum payment, subject to the usual deductions for federal payroll taxes and benefits, $_________ (____________________________ ______ DOLLARS AND ______ CENTS) (this payment is referred to hereafter as the "First Retention Incentive Payment") on or before April 30, 2004 provided that:

         a. Prior to the April 15, 2004, Employee does not terminate her employment with GAINSCO without "Good Reason" as described in paragraph 5; AND

         b. Prior to April 15, 2004, Employee has not been terminated for "Cause" as described in paragraph 6.

         If Employee meets the eligibility criteria described in this paragraph, then GAINSCO shall mail the First Retention Incentive Payment to Employee or the representative of Employee's estate: (1) within fifteen days of April 15, 2004; or (2) if Employee is terminated without "Cause" prior to the April 15, 2004, within fifteen days of Employee's termination; or (3) if Employee terminates her employment for "Good Reason" prior to April 15, 2004, within fifteen days of Employee's termination, or (4) if prior to April 15, 2004, Employee's employment ends by reason of Employee's death, within fifteen days of the date that GAINSCO receives an official copy of Employee's death certificate; or (5) if prior to April 15, 2004, Employee's employment ends by reason of Employee's disability, within fifteen days of employee's termination.

4. GAINSCO will pay Employee, in one lump sum payment, subject to the usual deductions for federal payroll taxes and benefits, $_________ (_________________________________ DOLLARS AND _______ CENTS) (this payment is referred to hereafter as the "Second Retention Incentive Payment") on or before April 30, 2005 provided that:


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

         a. Prior to April 15, 2005, Employee does not terminate her employment with GAINSCO without "Good Reason" as described in paragraph 5; AND

         b. Prior to April 15, 2005, Employee has not been terminated for "Cause" as described in paragraph 6.

         If Employee meets the eligibility criteria described in this paragraph, then GAINSCO shall mail the Second Retention Incentive Payment to Employee or the representative of Employee's estate: (1) within fifteen days of April 15, 2005; or (2) if Employee is terminated without "Cause" prior to the April 15, 2005, but after April 15, 2004, within fifteen days of Employee's termination; or (3) if Employee terminates her employment for "Good Reason" prior to April 15, 2005, but after April 15, 2004, within fifteen days of Employee's termination, or (4) if prior to April 15, 2005, but after April 15, 2004, Employee's employment ends by reason of Employee's death, within fifteen days of the date that GAINSCO receives an official copy of Employee's death certificate; or (5) if prior to April 15, 2005, but after April 15, 2004, Employee's employment ends by reason of Employee's disability, within fifteen days of employee's termination.

5. For purposes of this Agreement, Employee has "Good Reason" to terminate her employment with GAINSCO upon thirty (30) days' written notice if Employee has been relocated to an office that is more than 50 miles away from Employee's current working locale and Employee terminates her employment within 90 days of such relocation.

6.       For purposes of this Agreement, GAINSCO has "Cause" to terminate
         Employee if:

         a. Employee fails to perform duties in the scope of her employment that a person of ordinary prudence would have performed under the same or similar circumstances; or

         b. During the scope of her employment, Employee commits an act that a person of ordinary prudence would not have committed in the same or similar circumstances; or

         c. Employee breaches the confidentiality provisions articulated in paragraph 8 of this Agreement; or

         d. Employee commits a crime constituting a felony or a crime of moral turpitude; or

         e. Employee commits an act of dishonesty, fraud, willful misconduct, unlawful discrimination or theft; or

         f. Employee uses for her own benefit any confidential or proprietary information of GAINSCO, or willfully or negligently divulges any such information to third parties without the prior written consent of GAINSCO.


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

7. Employee or Employee's estate shall receive the First Retention Incentive Payment in accordance with the terms and provisions of paragraph 3 if, prior to April 15, 2004, Employee's employment with GAINSCO ends by reason of Employee's death or disability, as that term is defined in the Americans With Disabilities Act of 1990, provided that in the event of disability, the disability prevents Employee from performing the essential functions of her position with or without reasonable accommodation. Employee or Employee's estate shall receive the Second Retention Incentive Payment in accordance with the terms and provisions of paragraph 4 if, prior to April 15, 2005, Employee's employment with GAINSCO ends by reason of Employee's death or disability, as that term is defined in the Americans With Disabilities Act of 1990, provided that in the event of disability, the disability prevents Employee from performing the essential functions of her position with or without reasonable accommodation.

8. Employee agrees to hold confidential and not to disclose to anyone any confidential information gained in the course of Employee's employment with GAINSCO including, but not limited to, information concerning GAINSCO's financial affairs, business plans, propriety statistics, pricing and customer information. Employee agrees to abide by and keep in force any confidentiality provisions of any agreement previously entered into between Employee and GAINSCO. Employee further agrees to hold confidential, and not to disclose to anyone, the contents of this Agreement, including its terms and any monetary consideration paid herein, except as required by lawful subpoena or for purposes of enforcing this Agreement or for tax advice.

9. For a period commencing upon Effective Date of this Agreement and ending one year after the termination of Employee's employment, Employee agrees that she will not solicit any person who is an employee or independent contractor of GAINSCO or its successors to terminate any relationship such person may have with GAINSCO or its successors. Employee hereby represents and warrants that she has not entered into any agreement, understanding or arrangement with any employee or independent contractor of GAINSCO or its successors pertaining either to any business in which Employee has participated or plans to participate.

10. For a period of one year after the termination of Employee's employment, Employee agrees to render to GAINSCO her full and complete cooperation in any investigation, proceeding, litigation or other legal proceeding. GAINSCO agrees that it will provide reasonable compensation to compensate Employee for her time and expense associated with such cooperation. EMPLOYEE AND GAINSCO AGREE THAT IF EMPLOYEE PROVIDES ORAL OR WRITTEN TESTIMONY, SUCH TESTIMONY SHALL BE TRUTHFUL.

11. Employee understands and agrees that if any provision of this Agreement is held to be unenforceable, such provision shall be severed from the other remaining provisions of this Agreement and it shall not affect the validity or unenforceability of the remaining provisions.

12. The laws of the State of Texas shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties hereto. The Parties


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

         agree that venue for all disputes SHALL be in Tarrant County, Texas. The Parties further agree and acknowledge that they are subject to personal jurisdiction in Tarrant County, Texas.

13. All communications required or allowed under this Agreement shall be in writing and shall be to:

                                        President
                                        GAINSCO Service Corp.
                                        500 Commerce Street
                                        Fort Worth, TX  76102

14. No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by all Parties to this Agreement. No waiver or default of any term of this Agreement shall be deemed a waiver of any subsequent breach or default of the same or similar nature. This Agreement may not be changed except by writing signed by the Parties.

15. The parties agree that the Agreement may be executed in multiple originals.



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         EXECUTED on the _____________ day of _____________, 2002.

                                            EMPLOYEE


                                            ------------------------------------



                                            GAINSCO Service Corp.

                                            By:
                                                --------------------------------
                                            Its:
                                                 -------------------------------



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